Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-E

KEY PERFORMANCE FACTORS
March 31, 1998



        Expected B Maturity                                        06/16/03


        Blended Coupon                                              5.8969%



        Excess Protection Level
          3 Month Average   5.06%
          March, 1998   5.79%
          February, 1998   4.66%
          January, 1998   4.75%


        Cash Yield                                  18.54%


        Investor Charge Offs                         4.85%


        Base Rate                                    7.90%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           11.41%


        Total Payment Rate                          13.80%


        Total Principal Balance                     $33,909,306,783.29


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,867,972,264.80